EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of StepStone Group Inc. (the “Company”) on Form 10-Q for the three months ended June 30, 2026, as filed with the Securities and Exchange Commission (the “SEC”) on or about the date hereof (the “Report”), I, Scott W. Hart, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
•The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 7, 2026

By:	/s/ Scott W. Hart
Scott W. Hart
Chief Executive Officer
(Principal Executive Officer)
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff on request.